Exhibit 99.2

	2013 Detailed Supplemental Information

	2012					2013
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year
$ Millions, Except as Indicated
CONSOLIDATED INCOME STATEMENT

Revenues and Other Income
Sales and other operating revenues	14,593	13,664	14,141	15,569	57,967	14,166	13,350	13,643	13,254	54,413
Equity in earnings of affiliates	490	529	412	480	1,911	362	494	709	654	2,219
Gain on dispositions	940	583	118	16	1,657	58	95	1,069	20	1,242
Other income	60	66	42	301	469	65	203	49	57	374
Total Revenues and Other Income	16,083	14,842	14,713	16,366	62,004	14,651	14,142	15,470	13,985	58,248

Costs and Expenses
Purchased commodities	6,078	5,721	6,357	7,076	25,232	5,834	5,521	5,708	5,580	22,643
Production and operating expenses	1,559	1,802	1,637	1,795	6,793	1,687	1,672	1,962	1,917	7,238
Selling, general and administrative expenses	326	235	329	216	1,106	165	193	249	247	854
Exploration expenses	675	265	215	345	1,500	277	321	313	321	1,232
Depreciation, depletion and amortization	1,571	1,580	1,650	1,779	6,580	1,807	1,832	1,902	1,893	7,434
Impairments	214	82	-	384	680	2	28	1	498	529
Taxes other than income taxes	1,095	900	673	878	3,546	892	642	664	686	2,884
Accretion on discounted liabilities	105	103	100	86	394	106	105	106	117	434
Interest and debt expense	190	197	161	161	709	130	139	151	192	612
Foreign currency transaction (gains) losses	5	12	-	24	41	(36)	(7)	9	(24)	(58)
Total Costs and Expenses	11,818	10,897	11,122	12,744	46,581	10,864	10,446	11,065	11,427	43,802
Income from continuing operations before income taxes	4,265	3,945	3,591	3,622	15,423	3,787	3,696	4,405	2,558	14,446
Provision for income taxes	2,086	2,225	1,851	1,780	7,942	1,763	1,630	1,966	1,050	6,409
Income from continuing operations	2,179	1,720	1,740	1,842	7,481	2,024	2,066	2,439	1,508	8,037
Income from discontinued operations	776	569	73	(401)	1,017	129	(3)	57	995	1,178
Net Income	2,955	2,289	1,813	1,441	8,498	2,153	2,063	2,496	2,503	9,215
Less: net income attributable to noncontrolling interests	(18)	(22)	(15)	(15)	(70)	(14)	(13)	(16)	(16)	(59)
Net Income Attributable to ConocoPhillips	2,937	2,267	1,798	1,426	8,428	2,139	2,050	2,480	2,487	9,156

Net Income Attributable to ConocoPhillips
Per Share of Common Stock (dollars)
Basic
Continuing operations	1.69	1.36	1.41	1.49	5.95	1.64	1.66	1.96	1.20	6.47
Discontinued operations	0.60	0.46	0.06	(0.33)	0.82	0.10	-	0.05	0.81	0.96
Net Income Attributable to ConocoPhillips
Per Share of Common Stock	2.29	1.82	1.47	1.16	6.77	1.74	1.66	2.01	2.01	7.43
Diluted
Continuing operations	1.67	1.35	1.40	1.49	5.91	1.63	1.65	1.95	1.20	6.43
Discontinued operations	0.60	0.45	0.06	(0.33)	0.81	0.10	-	0.05	0.80	0.95
Net Income Attributable to ConocoPhillips
Per Share of Common Stock	2.27	1.80	1.46	1.16	6.72	1.73	1.65	2.00	2.00	7.38

Average Common Shares Outstanding (in thousands)
Basic	1,283,493	1,248,300	1,220,462	1,223,422	1,243,799	1,229,232	1,229,773	1,231,054	1,233,741	1,230,963
Diluted	1,293,104	1,258,189	1,229,343	1,231,395	1,253,093	1,235,907	1,237,157	1,240,365	1,241,112	1,239,803

INCOME (LOSS) FROM CONTINUING
OPERATIONS BEFORE INCOME TAXES

Alaska	983	856	820	882	3,541	842	1,060	787	860	3,549

Lower 48 and Latin America	426	207	250	279	1,162	260	352	765	237	1,614

Canada	(725)	(134)	(39)	(38)	(936)	(117)	10	868	(87)	674

Europe	1,464	1,896	962	1,188	5,510	1,191	625	960	747	3,523

Asia Pacific and Middle East	2,204	1,090	1,105	1,175	5,574	1,393	1,416	1,120	1,173	5,102

Other International	282	409	798	356	1,845	401	381	196	(50)	928

Corporate and Other	(369)	(379)	(305)	(220)	(1,273)	(183)	(148)	(291)	(322)	(944)

Consolidated	4,265	3,945	3,591	3,622	15,423	3,787	3,696	4,405	2,558	14,446

EFFECTIVE INCOME TAX RATES FOR
CONTINUING OPERATIONS

Alaska*	36.9%	35.7%	34.8%	35.4%	35.8%	35.5%	35.7%	37.1%	35.4%	35.9%

Lower 48 and Latin America	40.2%	42.6%	26.9%	-69.6%	11.4%	49.1%	29.6%	34.9%	14.9%	33.1%

Canada	24.3%	29.8%	19.2%	73.2%	26.9%	213.7%	52.2%	26.0%	29.3%	-6.6%

Europe	73.4%	64.7%	86.3%	74.0%	72.8%	63.8%	58.3%	70.4%	70.1%	66.0%

Asia Pacific and Middle East	20.4%	27.1%	38.1%	35.0%	28.3%	33.1%	27.2%	32.4%	25.8%	29.6%

Other International	92.6%	114.0%	38.3%	127.2%	80.5%	96.5%	96.2%	101.2%	36.7%	100.6%

Corporate and Other	15.8%	31.1%	16.7%	23.9%	22.0%	11.7%	-16.8%	19.4%	22.0%	13.1%

Consolidated	48.9%	56.4%	51.5%	49.1%	51.5%	46.6%	44.1%	44.6%	41.1%	44.4%
*Alaska including taxes other than income taxes	66.0%	63.9%	56.7%	61.7%	62.5%	61.6%	52.9%	57.8%	56.2%	57.1%

1 of 8

	2012					2013
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year
$ Millions
EARNINGS BY SEGMENT

Alaska	620	551	535	570	2,276	543	682	494	555	2,274

Lower 48 and Latin America*	255	119	182	473	1,029	133	247	498	203	1,081

Canada	(549)	(94)	(31)	(10)	(684)	133	5	642	(62)	718

Europe	389	669	132	308	1,498	431	261	284	223	1,199

Asia Pacific and Middle East	1,738	772	669	749	3,928	918	1,017	741	856	3,532

Other International	21	(57)	492	(97)	359	14	14	(2)	(32)	(6)

Corporate and Other	(311)	(262)	(254)	(166)	(993)	(162)	(173)	(234)	(251)	(820)

Discontinued Operations - Phillips 66	712	534	2	(16)	1,232	-	-	-	-	-

Discontinued Operations - Other	62	35	71	(385)	(217)	129	(3)	57	995	1,178

Consolidated	2,937	2,267	1,798	1,426	8,428	2,139	2,050	2,480	2,487	9,156
*Lower 48 only:	234	104	145	262	745	105	233	210	206	754

SPECIAL ITEMS (AFTER-TAX)

Alaska	-	-	-	(25)	(25)	-	97	-	-	97

Lower 48 and Latin America*	-	-	-	316	316	(60)	69	288	-	297

Canada	(520)	-	-	(42)	(562)	224	-	461	(129)	556

Europe	-	255	(167)	(80)	8	83	-	-	(107)	(24)

Asia Pacific and Middle East	937	(17)	(133)	-	787	-	146	(116)	-	30

Other International	-	-	443	(108)	335	-	-	-	-	-

Corporate and Other	(33)	(40)	(118)	11	(180)	11	(9)	(31)	(10)	(39)

Discontinued Operations - Phillips 66	712	534	2	(16)	1,232	-	-	-	-	-

Discontinued Operations - Other	62	35	71	(385)	(217)	129	(3)	57	995	1,178

Consolidated	1,158	767	98	(329)	1,694	387	300	659	749	2,095
*Lower 48 only:	-	-	-	115	115	(60)	69	-	-	9

ADJUSTED EARNINGS

Alaska	620	551	535	595	2,301	543	585	494	555	2,177

Lower 48 and Latin America*	255	119	182	157	713	193	178	210	203	784

Canada	(29)	(94)	(31)	32	(122)	(91)	5	181	67	162

Europe	389	414	299	388	1,490	348	261	284	330	1,223

Asia Pacific and Middle East	801	789	802	749	3,141	918	871	857	856	3,502

Other International	21	(57)	49	11	24	14	14	(2)	(32)	(6)

Corporate and Other	(278)	(222)	(136)	(177)	(813)	(173)	(164)	(203)	(241)	(781)

Consolidated	1,779	1,500	1,700	1,755	6,734	1,752	1,750	1,821	1,738	7,061
*Lower 48 only:	234	104	145	147	630	165	164	210	206	745

ADJUSTED EFFECTIVE INCOME TAX RATES FOR
CONTINUING OPERATIONS

Alaska	36.9%	35.7%	34.8%	35.5%	35.8%	35.5%	35.6%	37.1%	35.4%	35.9%

Lower 48 and Latin America	40.2%	42.6%	26.9%	42.1%	38.2%	40.2%	35.5%	39.6%	14.9%	33.9%

Canada	7.2%	29.8%	19.2%	-81.8%	34.3%	22.2%	52.2%	28.7%	20.6%	30.0%

Europe	73.4%	70.2%	69.0%	71.2%	71.1%	68.4%	58.3%	70.4%	67.9%	67.1%

Asia Pacific and Middle East	36.8%	30.6%	35.2%	36.2%	34.8%	34.1%	31.2%	31.5%	25.8%	30.3%

Other International	92.6%	114.0%	91.7%	97.4%	98.6%	96.5%	96.2%	101.2%	36.7%	100.6%

Corporate and Other	17.8%	33.4%	4.8%	24.0%	22.4%	11.0%	-19.6%	15.5%	21.2%	11.0%

Consolidated	56.1%	57.5%	53.8%	55.5%	55.7%	53.3%	47.4%	48.7%	42.1%	48.0%

2 of 8

	2012					2013
$ Millions	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year
DETAILED SPECIAL ITEMS (AFTER-TAX)

Alaska
Pending claims and settlements	-	-	-	(25)	(25)	-	97	-	-	97
Total	-	-	-	(25)	(25)	-	97	-	-	97

Lower 48 and Latin America*
Gain (loss) on asset sales	-	-	-	-	-	(39)	47	288	-	296
Impairments	-	-	-	(121)	(121)	-	-	-	-	-
Tax loss carryforward realization	-	-	-	236	236	(21)	22	-	-	1
Pending claims and settlements	-	-	-	201	201	-	-	-	-	-
Total	-	-	-	316	316	(60)	69	288	-	297

Canada
Gain (loss) on asset sales	-	-	-	-	-	224	-	461	-	685
Impairments	(520)	-	-	(42)	(562)	-	-	-	(162)	(162)
FCCL IFRS depreciation adjustment	-	-	-	-	-	-	-	-	33	33
Total	(520)	-	-	(42)	(562)	224	-	461	(129)	556

Europe
Gain (loss) on asset sales	-	285	-	-	285	83	-	-	-	83
Impairments	-	(30)	-	(80)	(110)	-	-	-	(107)	(107)
International tax law changes	-	-	(167)	-	(167)	-	-	-	-	-
Total	-	255	(167)	(80)	8	83	-	-	(107)	(24)

Asia Pacific and Middle East
Gain (loss) on asset sales	937	-	(133)	-	804	-	-	-	-	-
Bohai Bay incidents	-	(89)	-	-	(89)	-	-	-	-	-
Deferred tax adjustment	-	72	-	-	72	-	-	-	-	-
Pending claims and settlements	-	-	-	-	-	-	146	(116)	-	30
Total	937	(17)	(133)	-	787	-	146	(116)	-	30

Other International
Gain (loss) on asset sales	-	-	443	-	443	-	-	-	-	-
Impairments	-	-	-	(108)	(108)	-	-	-	-	-
Total	-	-	443	(108)	335	-	-	-	-	-

Corporate and Other
Gain (loss) on asset sales	-	-	-	-	-	11	-	-	-	11
Separation costs	(33)	(40)	(7)	(4)	(84)	-	-	-	-	-
Pension settlement expense	-	-	(82)	(5)	(87)	-	-	(31)	(10)	(41)
Premium on early debt retirement	-	-	(68)	-	(68)	-	-	-	-	-
Pending claims and settlements	-	-	39	20	59	-	(9)	-	-	(9)
Total	(33)	(40)	(118)	11	(180)	11	(9)	(31)	(10)	(39)

Discontinued Operations - Phillips 66	712	534	2	(16)	1,232	-	-	-	-	-
Discontinued Operations - Other	62	35	71	(385)	(217)	129	(3)	57	995	1,178

Total Company	1,158	767	98	(329)	1,694	387	300	659	749	2,095
*Lower 48 only:	-	-	-	115	115	(60)	69	-	-	9

3 of 8

	2012					2013
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year
$ Millions
CASH FLOW INFORMATION

Cash Flows from Operating Activities
Net income	2,955	2,289	1,813	1,441	8,498	2,153	2,063	2,496	2,503	9,215
Depreciation, depletion and amortization	1,571	1,580	1,650	1,779	6,580	1,807	1,832	1,902	1,893	7,434
Impairments	214	82	-	384	680	2	28	1	498	529
Dry hole costs and leasehold impairments	518	116	69	171	874	36	176	133	98	443
Accretion on discounted liabilities	105	103	100	86	394	106	105	106	117	434
Deferred taxes	131	284	396	586	1,397	241	443	458	169	1,311
Undistributed equity earnings	(77)	(179)	(153)	(187)	(596)	(29)	(199)	(357)	(237)	(822)
Gain on dispositions	(940)	(583)	(118)	(16)	(1,657)	(58)	(95)	(1,069)	(20)	(1,242)
Income from discontinued operations	(776)	(569)	(73)	401	(1,017)	(129)	3	(57)	(995)	(1,178)
Other	173	(279)	53	(403)	(456)	(503)	17	206	(91)	(371)
Net working capital changes	196	(766)	(297)	(372)	(1,239)	982	(684)	(175)	(75)	48
Net cash provided by continuing operations	4,070	2,078	3,440	3,870	13,458	4,608	3,689	3,644	3,860	15,801
Net cash provided by discontinued operations	112	272	80	-	464	122	52	61	51	286
Net Cash Provided by Operating Activities	4,182	2,350	3,520	3,870	13,922	4,730	3,741	3,705	3,911	16,087

Cash Flows from Investing Activities
Capital expenditures and investments	(3,818)	(3,623)	(3,279)	(3,452)	(14,172)	(3,391)	(3,705)	(4,185)	(4,256)	(15,537)
Proceeds from asset dispositions	1,102	464	522	44	2,132	1,134	542	1,499	7,045	10,220
Net sales (purchases) of short-term investments	92	505	-	-	597	(23)	(51)	75	(264)	(263)
Long-term collections from related parties
and other investments	45	23	207	660	935	36	(11)	54	(146)	(67)
Net cash provided by (used in) continuing operations	(2,579)	(2,631)	(2,550)	(2,748)	(10,508)	(2,244)	(3,225)	(2,557)	2,379	(5,647)
Net cash used in discontinued operations	(431)	(284)	(223)	(181)	(1,119)	(189)	(190)	(161)	(64)	(604)
Net Cash Provided by (Used in) Investing Activities	(3,010)	(2,915)	(2,773)	(2,929)	(11,627)	(2,433)	(3,415)	(2,718)	2,315	(6,251)

Cash Flows from Financing Activities
Net issuance (repayment) of debt	(47)	831	(1,967)	614	(569)	(48)	(850)	(48)	-	(946)
Special cash distribution from Phillips 66	-	7,818	-	-	7,818	-	-	-	-	-
Change in restricted cash	-	(5,000)	2,532	1,720	(748)	748	-	-	-	748
Issuance of company common stock	36	9	38	55	138	(10)	5	17	8	20
Repurchase of company common stock	(1,899)	(3,050)	(149)	-	(5,098)	-	-	-	-	-
Dividends paid	(843)	(818)	(808)	(809)	(3,278)	(815)	(814)	(852)	(853)	(3,334)
Other	(199)	(170)	(178)	(178)	(725)	(205)	(186)	(202)	(3,028)	(3,621)
Net cash provided by (used in) continuing operations	(2,952)	(380)	(532)	1,402	(2,462)	(330)	(1,845)	(1,085)	(3,873)	(7,133)
Net cash used in discontinued operations	(318)	(1,701)	-	-	(2,019)	-	-	-	-	-
Net Cash Provided by (Used in) Financing Activities	(3,270)	(2,081)	(532)	1,402	(4,481)	(330)	(1,845)	(1,085)	(3,873)	(7,133)

Effect of Exchange Rate Changes	25	(17)	9	7	24	(163)	6	72	10	(75)

Net Change in Cash and Cash Equivalents	(2,073)	(2,663)	224	2,350	(2,162)	1,804	(1,513)	(26)	2,363	2,628
Cash and cash equivalents at beginning of period	5,780	3,707	1,044	1,268	5,780	3,618	5,422	3,909	3,883	3,618
Cash and Cash Equivalents at End of Period	3,707	1,044	1,268	3,618	3,618	5,422	3,909	3,883	6,246	6,246

CAPITAL PROGRAM

Capital expenditures and investments
Alaska	186	202	208	232	828	262	283	291	304	1,140

Lower 48 and Latin America	1,267	1,288	1,339	1,357	5,251	1,280	1,377	1,244	1,333	5,234

Canada	629	428	493	634	2,184	675	422	505	630	2,232

Europe	622	735	738	765	2,860	791	765	791	768	3,115

Asia Pacific and Middle East	699	886	468	377	2,430	337	827	1,142	1,076	3,382

Other International	354	34	11	16	415	19	4	169	60	252

Corporate and Other	61	50	22	71	204	27	27	43	85	182
Total capital expenditures and investments	3,818	3,623	3,279	3,452	14,172	3,391	3,705	4,185	4,256	15,537
Joint venture acquisition obligation (principal) - Canada*	180	181	185	187	733	189	192	194	197	772
Total Capital Program	3,998	3,804	3,464	3,639	14,905	3,580	3,897	4,379	4,453	16,309
Capital spending for Algeria, Nigeria and Kashagan	220	190	225	182	817	189	190	161	69	609
*Excludes $2,810 million prepayment in the fourth quarter of 2013.

4 of 8

	2012					2013
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year
TOTAL SEGMENTS

Production
Total (MBOED)
Continuing operations, including equity affiliates	1,581	1,489	1,470	1,566	1,527	1,555	1,510	1,470	1,473	1,502
Discontinued operations (Algeria and Nigeria)	56	53	55	41	51	41	42	44	45	43
Total, including equity affiliates	1,637	1,542	1,525	1,607	1,578	1,596	1,552	1,514	1,518	1,545

Crude Oil (MBD)
Consolidated operations	590	554	528	598	567	606	565	532	543	562
Equity affiliates	34	31	25	21	28	20	20	20	17	19
Total continuing operations	624	585	553	619	595	626	585	552	560	581
Discontinued operations (Algeria and Nigeria)	26	23	25	17	23	20	18	19	15	18
Total	650	608	578	636	618	646	603	571	575	599
Over (under) lifting of crude oil (MBD)*	(11)	29	32	25	19	(9)	4	19	11	6
*Includes continuing and discontinued operations.

NGL (MBD)
Consolidated operations	155	143	144	152	148	151	150	148	144	149
Equity affiliates	8	7	7	8	8	8	8	8	6	7
Total continuing operations	163	150	151	160	156	159	158	156	150	156
Discontinued operations (Nigeria)	3	4	4	3	4	3	3	4	4	3
Total	166	154	155	163	160	162	161	160	154	159

Bitumen (MBD)
Consolidated operations	11	11	12	12	12	13	12	13	13	13
Equity affiliates	73	77	80	94	81	96	88	94	106	96
Total	84	88	92	106	93	109	100	107	119	109

Natural Gas (MMCFD)
Consolidated operations	3,756	3,509	3,588	3,592	3,611	3,479	3,505	3,423	3,427	3,458
Equity affiliates	505	491	449	497	485	483	493	507	439	481
Total continuing operations	4,261	4,000	4,037	4,089	4,096	3,962	3,998	3,930	3,866	3,939
Discontinued operations (Nigeria)	161	153	162	120	149	110	128	125	155	129
Total	4,422	4,153	4,199	4,209	4,245	4,072	4,126	4,055	4,021	4,068

Industry Prices (Platt's)
Crude Oil ($/BBL)
WTI	102.99	93.44	92.11	88.09	94.16	94.29	94.12	105.80	97.38	97.90
WCS*	81.51	70.63	70.49	70.07	73.18	62.41	75.06	88.35	65.26	72.77
Brent dated	118.49	108.19	109.61	110.02	111.58	112.55	102.44	110.32	109.27	108.65
JCC	111.43	116.70	121.99	105.85	113.99	114.19	113.07	107.36	107.94	110.64
Natural Gas ($/MMBTU)
Henry Hub first of month	2.72	2.21	2.80	3.41	2.79	3.34	4.10	3.58	3.60	3.65
*Quoted WCS price has been revised.

Average Realized Prices
Crude Oil ($/BBL)
Consolidated operations	111.91	105.77	102.79	103.16	105.86	106.17	100.31	106.85	100.67	103.50
Equity affiliates	111.37	99.28	96.57	100.90	102.80	100.27	93.41	99.41	98.81	97.92
Total continuing operations	111.88	105.43	102.54	103.08	105.72	105.97	100.07	106.60	100.61	103.32
Discontinued operations (Algeria and Nigeria)	122.73	108.92	106.97	112.15	112.90	112.62	103.45	110.28	110.29	109.72
Total	112.33	105.56	102.72	103.33	105.98	106.20	100.14	106.74	100.83	103.51

NGL ($/BBL)
Consolidated operations	53.26	42.77	40.02	42.38	44.62	40.87	36.21	39.44	41.89	39.60
Equity affiliates	88.24	70.28	62.18	86.97	77.30	77.32	64.63	69.90	83.05	73.31
Total continuing operations	55.03	44.36	41.08	44.93	46.36	42.95	37.80	41.14	43.82	41.42
Discontinued operations (Nigeria)	11.97	15.34	14.26	11.06	13.30	12.30	13.13	15.76	16.13	14.58
Total	54.11	43.55	40.39	44.15	45.55	42.41	37.24	40.47	43.07	40.79

Bitumen ($/BBL)
Consolidated operations	64.95	54.75	56.23	55.29	57.58	36.78	59.67	76.90	44.73	55.25
Equity affiliates	60.04	50.85	56.95	47.43	53.39	39.52	55.13	75.93	43.64	53.00
Total	60.66	51.38	56.86	48.32	53.91	39.23	55.69	76.06	43.76	53.27

Natural Gas ($/MCF)
Consolidated operations	5.20	4.72	4.86	5.50	5.07	5.75	5.88	5.49	5.73	5.71
Equity affiliates	8.62	8.98	8.66	7.90	8.54	9.36	8.84	9.35	8.29	8.98
Total continuing operations	5.61	5.25	5.28	5.79	5.48	6.19	6.25	5.99	6.02	6.11
Discontinued operations (Nigeria)	2.53	2.51	2.84	2.32	2.57	2.54	2.98	2.58	2.36	2.60
Total	5.49	5.14	5.18	5.69	5.38	6.09	6.15	5.88	5.88	6.00

Exploration Expenses ($ Millions)
Dry holes	6	64	6	79	155	4	98	101	65	268
Leasehold impairment	512	52	63	92	719	32	78	32	33	175
Total noncash expenses	518	116	69	171	874	36	176	133	98	443
Other (G&A, G&G and lease rentals)	157	149	146	174	626	241	145	180	223	789
Total exploration expenses	675	265	215	345	1,500	277	321	313	321	1,232

U.S. exploration expenses	87	96	106	126	415	152	196	165	178	691
International exploration expenses	588	169	109	219	1,085	125	125	148	143	541

DD&A ($ Millions)
Alaska	134	134	117	131	516	135	135	124	136	530
Lower 48 and Latin America	603	625	657	719	2,604	744	785	880	836	3,245
Canada	324	333	355	326	1,338	343	345	330	297	1,315
Europe	266	246	214	267	993	261	234	234	304	1,033
Asia Pacific and Middle East	211	210	274	303	998	293	298	303	291	1,185
Other International	9	11	12	13	45	11	12	5	2	30
Corporate and Other	24	21	21	20	86	20	23	26	27	96
Total DD&A	1,571	1,580	1,650	1,779	6,580	1,807	1,832	1,902	1,893	7,434

5 of 8

	2012					2013
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year
PRODUCTION

Crude Oil (MBD)
Consolidated operations
Alaska	208	190	157	196	188	190	176	161	182	178
Lower 48	117	115	124	136	123	148	147	153	158	152
Canada	13	14	14	13	13	14	14	13	12	13
Norway	112	103	97	103	104	100	78	94	95	92
United Kingdom	44	35	20	27	31	24	22	17	23	21
Europe	156	138	117	130	135	124	100	111	118	113
Australia/Timor-Leste	17	15	18	16	16	13	15	13	10	13
China	23	31	48	54	39	57	56	51	48	53
Indonesia	10	8	9	9	9	9	7	8	7	8
Malaysia	-	-	-	4	1	7	6	5	7	6
Vietnam	11	-	-	-	3	-	-	-	-	-
AP/ME	61	54	75	83	68	86	84	77	72	80
Libya	35	43	41	40	40	44	44	17	1	26
Other International	35	43	41	40	40	44	44	17	1	26
Total consolidated operations	590	554	528	598	567	606	565	532	543	562
Equity affiliates	34	31	25	21	28	20	20	20	17	19
Total continuing operations	624	585	553	619	595	626	585	552	560	581
Discontinued operations (Algeria and Nigeria)	26	23	25	17	23	20	18	19	15	18
Total	650	608	578	636	618	646	603	571	575	599

NGL (MBD)
Consolidated operations
Alaska	18	16	10	17	16	18	15	11	16	15
Lower 48	84	83	87	87	85	87	91	94	90	91
Canada	25	22	25	24	24	26	25	25	23	25
Norway	5	4	3	3	4	3	2	3	3	3
United Kingdom	5	4	2	4	3	3	3	2	3	3
Europe	10	8	5	7	7	6	5	5	6	6
Australia/Timor-Leste	12	9	12	12	11	10	10	9	7	9
Indonesia	6	5	5	5	5	4	4	4	2	3
AP/ME	18	14	17	17	16	14	14	13	9	12
Total consolidated operations	155	143	144	152	148	151	150	148	144	149
Equity affiliates	8	7	7	8	8	8	8	8	6	7
Total continuing operations	163	150	151	160	156	159	158	156	150	156
Discontinued operations (Nigeria)	3	4	4	3	4	3	3	4	4	3
Total	166	154	155	163	160	162	161	160	154	159

Bitumen (MBD)
Consolidated operations	11	11	12	12	12	13	12	13	13	13
Equity affiliates	73	77	80	94	81	96	88	94	106	96
Total	84	88	92	106	93	109	100	107	119	109

Natural Gas (MMCFD)
Consolidated operations
Alaska	59	56	51	56	55	56	38	35	43	43
Lower 48	1,502	1,456	1,507	1,508	1,493	1,441	1,516	1,511	1,493	1,490
Canada	863	864	874	826	857	806	788	775	731	775
Norway	195	141	127	176	160	161	119	130	163	143
United Kingdom	437	399	287	302	356	300	290	227	277	273
Europe	632	540	414	478	516	461	409	357	440	416
Australia/Timor-Leste	249	159	261	251	230	251	272	268	255	262
China	-	1	4	5	3	4	6	4	4	4
Indonesia	441	427	444	438	437	428	447	439	452	442
Malaysia	-	-	-	-	-	1	1	1	1	1
Vietnam	7	-	-	-	2	-	-	-	-	-
AP/ME	697	587	709	694	672	684	726	712	712	709
Libya	3	6	33	30	18	31	28	33	8	25
Other International	3	6	33	30	18	31	28	33	8	25
Total consolidated operations	3,756	3,509	3,588	3,592	3,611	3,479	3,505	3,423	3,427	3,458
Equity affiliates	505	491	449	497	485	483	493	507	439	481
Total continuing operations	4,261	4,000	4,037	4,089	4,096	3,962	3,998	3,930	3,866	3,939
Discontinued operations (Nigeria)	161	153	162	120	149	110	128	125	155	129
Total	4,422	4,153	4,199	4,209	4,245	4,072	4,126	4,055	4,021	4,068

Total (MBOED)
Consolidated operations
Alaska	236	215	176	222	213	218	197	178	205	200
Lower 48	451	441	462	475	457	475	491	499	497	491
Canada	193	191	197	187	192	187	183	180	170	180
Norway	149	131	121	135	135	130	100	119	125	119
United Kingdom	122	105	70	81	93	77	73	57	72	70
Europe	271	236	191	216	228	207	173	176	197	189
Australia/Timor-Leste	70	51	73	69	66	65	70	67	60	65
China	23	31	49	55	40	58	57	52	49	54
Indonesia	90	84	88	87	87	84	86	85	84	85
Malaysia	-	-	-	4	1	7	6	5	7	6
Vietnam	12	-	-	-	3	-	-	-	-	-
AP/ME	195	166	210	215	197	214	219	209	200	210
Libya	36	43	47	45	43	49	49	22	2	30
Other International	36	43	47	45	43	49	49	22	2	30
Total consolidated operations	1,382	1,292	1,283	1,360	1,330	1,350	1,312	1,264	1,271	1,300
Equity affiliates	199	197	187	206	197	205	198	206	202	202
Total continuing operations	1,581	1,489	1,470	1,566	1,527	1,555	1,510	1,470	1,473	1,502
Discontinued operations (Algeria and Nigeria)	56	53	55	41	51	41	42	44	45	43
Total	1,637	1,542	1,525	1,607	1,578	1,596	1,552	1,514	1,518	1,545

6 of 8

	2012					2013
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year
AVERAGE REALIZED PRICES

Crude Oil ($/BBL)
Consolidated operations
Alaska	112.20	112.38	106.53	106.91	109.62	110.79	106.09	110.95	104.04	107.83
Lower 48	99.00	89.61	90.06	88.63	91.67	93.69	93.56	100.25	87.81	93.79
Canada	83.85	74.76	77.19	77.71	78.26	72.85	81.09	91.81	72.86	79.73
Norway	122.49	109.50	111.74	111.87	113.80	114.75	103.21	112.50	111.59	111.32
United Kingdom	116.54	111.55	104.55	109.54	110.31	111.07	101.67	110.62	108.94	107.57
Europe	121.25	109.89	109.67	111.51	113.08	114.11	102.74	112.28	110.96	110.56
Australia/Timor-Leste	113.00	103.53	105.47	103.31	106.66	107.76	97.11	103.84	107.26	104.17
China	122.02	113.71	107.68	105.01	109.94	110.91	98.58	106.36	106.17	105.50
Indonesia	109.16	96.96	91.45	93.95	98.21	93.32	83.15	93.35	95.66	91.37
Malaysia	-	-	-	-	-	119.87	108.67	114.90	118.29	115.44
Vietnam	126.02	-	-	-	126.02	-	-	-	-	-
AP/ME	117.66	109.12	105.12	103.34	108.20	109.35	97.77	105.43	106.43	104.78
Libya	121.68	109.52	108.00	109.95	110.75	112.18	102.82	107.49	-	107.21
Other International	121.68	109.52	108.00	109.95	110.75	112.18	102.82	107.49	-	107.21
Total consolidated operations	111.91	105.77	102.79	103.16	105.86	106.17	100.31	106.85	100.67	103.50
Equity affiliates	111.37	99.28	96.57	100.90	102.80	100.27	93.41	99.41	98.81	97.92
Total continuing operations	111.88	105.43	102.54	103.08	105.72	105.97	100.07	106.60	100.61	103.32
Discontinued operations (Algeria and Nigeria)	122.73	108.92	106.97	112.15	112.90	112.62	103.45	110.28	110.29	109.72
Total	112.33	105.56	102.72	103.33	105.98	106.20	100.14	106.74	100.83	103.51

NGL ($/BBL)
Consolidated operations
Lower 48	44.90	34.62	31.40	31.32	35.45	29.58	29.30	32.57	34.33	31.48
Canada	54.13	48.66	45.31	46.28	48.64	50.15	44.08	46.90	47.57	47.19
Norway	57.56	53.57	55.56	72.71	59.22	59.77	52.15	56.29	64.13	59.08
United Kingdom	61.10	56.38	59.72	74.83	63.84	60.61	46.32	58.58	61.69	57.48
Europe	59.29	54.81	57.62	73.94	61.53	60.10	49.29	57.36	63.01	58.36
Australia/Timor-Leste	88.97	70.98	74.68	85.00	80.03	77.42	67.48	71.92	81.14	74.79
Indonesia	90.85	72.30	63.40	84.60	77.58	78.10	64.58	69.97	72.47	71.23
AP/ME	89.56	71.39	71.06	84.88	79.26	77.59	66.54	71.35	79.29	73.82
Total consolidated operations	53.26	42.77	40.02	42.38	44.62	40.87	36.21	39.44	41.89	39.60
Equity affiliates	88.24	70.28	62.18	86.97	77.30	77.32	64.63	69.90	83.05	73.31
Total continuing operations	55.03	44.36	41.08	44.93	46.36	42.95	37.80	41.14	43.82	41.42
Discontinued operations (Nigeria)	11.97	15.34	14.26	11.06	13.30	12.30	13.13	15.76	16.13	14.58
Total	54.11	43.55	40.39	44.15	45.55	42.41	37.24	40.47	43.07	40.79

Bitumen ($/BBL)
Consolidated operations	64.95	54.75	56.23	55.29	57.58	36.78	59.67	76.90	44.73	55.25
Equity affiliates	60.04	50.85	56.95	47.43	53.39	39.52	55.13	75.93	43.64	53.00
Total	60.66	51.38	56.86	48.32	53.91	39.23	55.69	76.06	43.76	53.27

Natural Gas ($/MCF)
Consolidated operations
Alaska	4.68	3.93	3.97	4.28	4.22	5.20	4.03	4.09	3.74	4.35
Lower 48	2.65	2.10	2.64	3.24	2.67	3.19	3.85	3.39	3.55	3.50
Canada	1.98	1.61	2.05	2.92	2.13	2.89	3.28	2.42	3.09	2.92
Norway	10.40	9.58	8.47	10.26	9.77	10.69	10.42	11.11	11.24	10.89
United Kingdom	9.80	9.49	9.06	10.72	9.76	10.87	10.19	10.12	11.04	10.58
Europe	9.98	9.52	8.87	10.56	9.76	10.81	10.26	10.48	11.11	10.68
Australia/Timor-Leste*	1.10	1.10	1.18	1.12	1.12	1.10	1.11	1.81	1.09	1.28
China	-	2.46	2.44	2.39	2.41	2.50	2.52	2.54	3.30	2.70
Indonesia	10.37	12.85	9.94	10.14	10.80	11.57	10.56	11.01	10.04	10.78
Vietnam	1.15	-	-	-	1.15	-	-	-	-	-
AP/ME	10.40	11.47	10.64	10.15	10.63	11.20	10.62	10.81	9.83	10.61
Libya	0.09	0.09	6.77	5.19	5.55	4.86	4.65	5.92	7.37	5.38
Other International	0.09	0.09	6.77	5.19	5.55	4.86	4.65	5.92	7.37	5.38
Total consolidated operations	5.20	4.72	4.86	5.50	5.07	5.75	5.88	5.49	5.73	5.71
Equity affiliates	8.62	8.98	8.66	7.90	8.54	9.36	8.84	9.35	8.29	8.98
Total continuing operations	5.61	5.25	5.28	5.79	5.48	6.19	6.25	5.99	6.02	6.11
Discontinued operations (Nigeria)	2.53	2.51	2.84	2.32	2.57	2.54	2.98	2.58	2.36	2.60
Total	5.49	5.14	5.18	5.69	5.38	6.09	6.15	5.88	5.88	6.00
*Excludes transfers to Darwin LNG plant.

7 of 8

	2012					2013
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year
CORPORATE AND OTHER

Corporate and Other Earnings (Loss) ($ Millions)	(311)	(262)	(254)	(166)	(993)	(162)	(173)	(234)	(251)	(820)

Detail of Earnings (Loss) ($ Millions)
Net interest expense	(161)	(160)	(214)	(113)	(648)	(108)	(127)	(124)	(171)	(530)
Corporate G&A expenses	(74)	(44)	(128)	(67)	(313)	(27)	(43)	(77)	(66)	(213)
Technology*	(18)	(22)	46	(10)	(4)	(8)	41	(26)	(13)	(6)
Separation costs	(33)	(40)	(7)	(4)	(84)	-	-	-	-	-
Other	(25)	4	49	28	56	(19)	(44)	(7)	(1)	(71)
Total	(311)	(262)	(254)	(166)	(993)	(162)	(173)	(234)	(251)	(820)
*Includes investment in new technologies or businesses outside of our normal scope of operations and is net of licensing revenues.

Before-Tax Net Interest Expense ($ Millions)
Interest expense	(309)	(315)	(294)	(303)	(1,221)	(287)	(303)	(303)	(306)	(1,199)
Capitalized interest	146	145	157	167	615	179	186	172	130	667
Interest revenue	11	18	7	60	96	10	28	10	12	60
Premium on early debt retirement	-	-	(79)	-	(79)	-	-	-	-	-
Total	(152)	(152)	(209)	(76)	(589)	(98)	(89)	(121)	(164)	(472)

Debt
Total debt ($ Millions)	28,360	23,008	21,117	21,725	21,725	21,670	21,721	21,668	21,662	21,662
Debt-to-capital ratio (%)	30%	33%	31%	31%	31%	31%	31%	30%	29%	29%

Equity ($ Millions)	67,057	46,443	47,877	48,427	48,427	49,240	48,932	51,537	52,492	52,492

REFERENCE

Commonly Used Abbreviations
Earnings	Net Income (Loss) Attributable to ConocoPhillips
DD&A	Depreciation, Depletion and Amortization
G&G	Geological and Geophysical
G&A	General and Administrative
IFRS	International Financial Reporting Standards
JCC	Japan Crude Cocktail
LNG	Liquefied Natural Gas
NGL	Natural Gas Liquids
WCS	Western Canada Select
WTI	West Texas Intermediate

Units of Measure
BBL	Barrels
MMBBL	Millions of Barrels
MBD	Thousands of Barrels per Day
MBOED	Thousands of Barrels of Oil Equivalent per Day
MCF	Thousands of Cubic Feet
MMBTU	Millions of British Thermal Units
MMCFD	Millions of Cubic Feet per Day

8 of 8